Exhibit 99.1

Microsoft Cloud and AI Strength Drives Third Quarter Results

REDMOND, Wash. — April 30, 2025 — Microsoft Corp. today announced the following results for the quarter ended March 31, 2025, as compared to the corresponding period of last fiscal year:

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Revenue was $70.1 billion and increased 13% (up 15% in constant currency)
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Operating income was $32.0 billion and increased 16% (up 19% in constant currency)
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Net income was $25.8 billion and increased 18% (up 19% in constant currency)
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Diluted earnings per share was $3.46 and increased 18% (up 19% in constant currency)

“Cloud and AI are the essential inputs for every business to expand output, reduce costs, and accelerate growth,” said Satya Nadella, chairman and chief executive officer of Microsoft. “From AI infra and platforms to apps, we are innovating across the stack to deliver for our customers.”

“We delivered a strong quarter with Microsoft Cloud revenue of $42.4 billion, up 20% (up 22% in constant currency) year-over-year driven by continued demand for our differentiated offerings,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Business Highlights

Revenue in Productivity and Business Processes was $29.9 billion and increased 10% (up 13% in constant currency), with the following business highlights:

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Microsoft 365 Commercial products and cloud services revenue increased 11% (up 14% in constant currency) driven by Microsoft 365 Commercial cloud revenue growth of 12% (up 15% in constant currency)
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Microsoft 365 Consumer products and cloud services revenue increased 10% (up 12% in constant currency) driven by Microsoft 365 Consumer cloud revenue growth of 10% (up 12% in constant currency)
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LinkedIn revenue increased 7% (up 8% in constant currency)
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Dynamics products and cloud services revenue increased 11% (up 13% in constant currency) driven by Dynamics 365 revenue growth of 16% (up 18% in constant currency)

Revenue in Intelligent Cloud was $26.8 billion and increased 21% (up 22% in constant currency), with the following business highlights:

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Server products and cloud services revenue increased 22% (up 24% in constant currency) driven by Azure and other cloud services revenue growth of 33% (up 35% in constant currency)

Revenue in More Personal Computing was $13.4 billion and increased 6% (up 7% in constant currency), with the following business highlights:

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Windows OEM and Devices revenue increased 3%
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Xbox content and services revenue increased 8% (up 9% in constant currency)
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Search and news advertising revenue excluding traffic acquisition costs increased 21% (up 23% in constant currency)

Microsoft returned $9.7 billion to shareholders in the form of dividends and share repurchases in the third quarter of fiscal year 2025.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To learn more about Microsoft’s corporate governance and our environmental and social practices, please visit our investor relations Board and ESG website and reporting at Microsoft.com/transparency.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Jonathan Neilson, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on April 30, 2026.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended March 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$61,858	$27,581	$21,939	$2.94
2025 As Reported (GAAP)	$70,066	$32,000	$25,824	$3.46
Percentage Change Y/Y (GAAP)	13%	16%	18%	18%
Constant Currency Impact	$(1,059)	$(703)	$(392)	$(0.05)
Percentage Change Y/Y Constant Currency	15%	19%	19%	19%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended March 31,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2024 As Reported (GAAP)	$27,113	$22,141	$12,604
2025 As Reported (GAAP)	$29,944	$26,751	$13,371
Percentage Change Y/Y (GAAP)	10%	21%	6%
Constant Currency Impact	$(626)	$(308)	$(125)
Percentage Change Y/Y Constant Currency	13%	22%	7%

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended March 31, 2025

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	20%	2%	22%
Microsoft 365 Commercial products and cloud services	11%	3%	14%
Microsoft 365 Commercial cloud	12%	3%	15%
Microsoft 365 Consumer products and cloud services	10%	2%	12%
Microsoft 365 Consumer cloud	10%	2%	12%
LinkedIn	7%	1%	8%
Dynamics products and cloud services	11%	2%	13%
Dynamics 365	16%	2%	18%
Server products and cloud services	22%	2%	24%
Azure and other cloud services	33%	2%	35%
Windows OEM and Devices	3%	0%	3%
Xbox content and services	8%	1%	9%
Search and news advertising excluding traffic acquisition costs	21%	2%	23%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that may adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;
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impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information stored in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or legal liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;
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government enforcement under competition laws and new market regulation may limit how we design and market our products;
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potential consequences of trade and anti-corruption laws;
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potential consequences of existing and increasing legal and regulatory requirements;
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laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;
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claims against us that may result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;
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additional tax liabilities;
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sustainability regulations and expectations that may expose us to increased costs and legal and reputational risk;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that may harm our business;
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catastrophic events or geo-political conditions, such as the COVID-19 pandemic, that may disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange; and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of March 31, 2025. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Jonathan Neilson, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2025	2024	2025	2024

Revenue:
Product	$15,319	$17,080	$46,810	$51,556
Service and other	54,747	44,778	158,473	128,839

Total revenue	70,066	61,858	205,283	180,395

Cost of revenue:
Product	3,037	4,339	10,187	13,834
Service and other	18,882	14,166	53,630	40,596

Total cost of revenue	21,919	18,505	63,817	54,430

Gross margin	48,147	43,353	141,466	125,965
Research and development	8,198	7,653	23,659	21,454
Sales and marketing	6,212	6,207	18,369	17,640
General and administrative	1,737	1,912	5,233	5,363

Operating income	32,000	27,581	94,205	81,508
Other expense, net	(623)	(854)	(3,194)	(971)

Income before income taxes	31,377	26,727	91,011	80,537
Provision for income taxes	5,553	4,788	16,412	14,437

Net income	$25,824	$21,939	$74,599	$66,100

Earnings per share:
Basic	$3.47	$2.95	$10.03	$8.90
Diluted	$3.46	$2.94	$9.99	$8.85

Weighted average shares outstanding:
Basic	7,434	7,431	7,434	7,431
Diluted	7,461	7,472	7,466	7,467

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024

Net income	$25,824	$21,939	$74,599	$66,100

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(20)	10	4	28
Net change related to investments	450	(202)	1,130	869
Translation adjustments and other	353	(294)	(377)	11

Other comprehensive income (loss)	783	(486)	757	908

Comprehensive income	$26,607	$21,453	$75,356	$67,008

BALANCE SHEETS

(In millions) (Unaudited)

	March 31, 2025	June 30, 2024

Assets
Current assets:
Cash and cash equivalents	$28,828	$18,315
Short-term investments	50,790	57,228

Total cash, cash equivalents, and short-term investments	79,618	75,543
Accounts receivable, net of allowance for doubtful accounts of $695 and $830	51,700	56,924
Inventories	848	1,246
Other current assets	24,478	26,021

Total current assets	156,644	159,734
Property and equipment, net of accumulated depreciation of $87,074 and $76,421	183,939	135,591
Operating lease right-of-use assets	24,475	18,961
Equity and other investments	16,035	14,600
Goodwill	119,329	119,220
Intangible assets, net	23,968	27,597
Other long-term assets	38,234	36,460

Total assets	$562,624	$512,163

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$26,250	$21,996
Short-term debt	0	6,693
Current portion of long-term debt	2,999	2,249
Accrued compensation	10,579	12,564
Short-term income taxes	6,805	5,017
Short-term unearned revenue	44,636	57,582
Other current liabilities	22,937	19,185

Total current liabilities	114,206	125,286
Long-term debt	39,882	42,688
Long-term income taxes	25,061	27,931
Long-term unearned revenue	2,840	2,602
Deferred income taxes	2,522	2,618
Operating lease liabilities	17,686	15,497
Other long-term liabilities	38,536	27,064

Total liabilities	240,733	243,686

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,434 and 7,434	106,965	100,923
Retained earnings	219,759	173,144
Accumulated other comprehensive loss	(4,833)	(5,590)

Total stockholders' equity	321,891	268,477

Total liabilities and stockholders' equity	$562,624	$512,163

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024

Operations
Net income	$25,824	$21,939	$74,599	$66,100
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	8,740	6,027	22,950	15,907
Stock-based compensation expense	2,980	2,703	8,901	8,038
Net recognized losses (gains) on investments and derivatives	(298)	49	553	261
Deferred income taxes	(2,244)	(1,323)	(4,835)	(3,593)
Changes in operating assets and liabilities:
Accounts receivable	(2,461)	(2,028)	5,598	6,055
Inventories	52	260	390	1,229
Other current assets	1,076	951	642	880
Other long-term assets	(518)	(2,137)	(3,368)	(5,577)
Accounts payable	1,179	648	1,221	(659)
Unearned revenue	(1,032)	(645)	(12,923)	(10,309)
Income taxes	1,298	2,622	(1,081)	2,493
Other current liabilities	2,839	2,803	576	215
Other long-term liabilities	(391)	48	292	313

Net cash from operations	37,044	31,917	93,515	81,353

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	0	(3,810)	(5,746)	6,392
Proceeds from issuance of debt	0	6,352	0	24,198
Repayments of debt	(2,250)	(11,589)	(3,216)	(16,005)
Common stock issued	546	522	1,508	1,468
Common stock repurchased	(4,781)	(4,213)	(13,874)	(13,044)
Common stock cash dividends paid	(6,169)	(5,572)	(17,913)	(16,197)
Other, net	(382)	(498)	(1,614)	(1,006)

Net cash used in financing	(13,036)	(18,808)	(40,855)	(14,194)

Investing
Additions to property and equipment	(16,745)	(10,952)	(47,472)	(30,604)
Acquisition of companies, net of cash acquired and divestitures, and purchases of intangible and other assets	(981)	(1,575)	(4,235)	(67,790)
Purchases of investments	(4,474)	(2,183)	(8,144)	(14,901)
Maturities of investments	6,721	3,350	11,461	23,218
Sales of investments	2,161	1,941	6,688	8,871
Other, net	604	(1,281)	(325)	(916)

Net cash used in investing	(12,714)	(10,700)	(42,027)	(82,122)

Effect of foreign exchange rates on cash and cash equivalents	52	(80)	(120)	(107)

Net change in cash and cash equivalents	11,346	2,329	10,513	(15,070)
Cash and cash equivalents, beginning of period	17,482	17,305	18,315	34,704

Cash and cash equivalents, end of period	$28,828	$19,634	$28,828	$19,634

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024

Revenue

Productivity and Business Processes	$29,944	$27,113	$87,698	$78,193
Intelligent Cloud	26,751	22,141	76,387	63,679
More Personal Computing	13,371	12,604	41,198	38,523

Total	$70,066	$61,858	$205,283	$180,395

Operating Income

Productivity and Business Processes	$17,379	$15,143	$50,780	$43,955
Intelligent Cloud	11,095	9,515	32,449	27,978
More Personal Computing	3,526	2,923	10,976	9,575

Total	$32,000	$27,581	$94,205	$81,508

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.